UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 4, 2006
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                           AMERICAN VANTAGE COMPANIES
             (Exact name of registrant as specified in its charter)

            Nevada                                         0-10061                           04-2709807
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(State or other Jurisdiction                        (Commission File Number)                (IRS Employer
     of Incorporation)                                                                     Identification No.)
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      4735 S. Durango Dr., Suite #105, Las Vegas, Nevada         89128
       --------------------------------------------------      ---------
           (Address of principal executive offices)            (Zip Code)


         Registrant's telephone number, including area code:    (702) 227-9800
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Securities Act (17
      CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01   Changes in Registrant's Certifying Accountant.

American Vantage Companies ("AVCS") appointed Piercy, Bowler, Taylor & Kern
("PBTK") as its new principal independent public accountant to audit the financial statements of AVCS and dismissed Deloitte & Touche LLP ("Deloitte"), the independent public accountants previously engaged to audit AVCS's financial statements. The change in AVCS's independent public accountant was approved by the Audit Committee of the Board of Directors of AVCS on May 4, 2006 and was made effective as of such date.

The audit reports of Deloitte on the consolidated financial statements of AVCS and its subsidiaries as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

During AVCS's two most recent fiscal years and through the date of this Form
8-K, there were no disagreements between AVCS and Deloitte, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement(s) in connection with its reports.

During AVCS's two most recent fiscal years and through the date of this Form
8-K, AVCS did not consult with PBTK with respect to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on AVCS's consolidated financial statements, or any other matters or reportable events listed in Item
304(a)(2) of Regulation S-B.

AVCS provided Deloitte with a copy of the foregoing disclosures. AVCS requested that Deloitte furnish AVCS with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements that AVCS has made in this Item 4.01. A copy of Deloitte's response letter to AVCS's request is filed as exhibit 16.1 to this Form 8-K.


Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Number Exhibit -

16.1   Letter of Deloitte & Touche, LLP, dated May 4, 2006.


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN VANTAGE COMPANIES

Date:  May 4, 2006                  By:  /s/ Anna M. Morrison
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                                         Anna M. Morrison, Chief Accounting
                                         Officer